Exhibit 5.2

[Letterhead of Richards, Layton & Finger, P.A.]

January 30, 2013

HD Supply, Inc.

Re: HD Supply, Inc. - Exhibit 5 Opinion

Ladies and Gentlemen:

We have acted as special Delaware counsel for each of the Delaware corporations listed on Schedule A attached hereto (each, a “Corporation” and collectively, the “Corporations”) and each of the Delaware limited liability companies listed on Schedule B attached hereto (each, an “LLC” and collectively, the “LLCs”), in connection with the matters set forth herein. At your request, this opinion is being furnished to you.

For purposes of giving the opinions hereinafter set forth, we have examined executed or confirmed counterparts, or copies otherwise provided to our satisfaction, of the following:

(a) Each of the documents listed on Schedule C attached hereto (each, a “Certificate of Incorporation”), as filed in the office of the Secretary of State of the State of the Delaware (the “Secretary of State”);

(b) The bylaws of each of the Corporations (each, “Bylaws”);

(c) Resolutions adopted by the unanimous written consent of the boards of directors of each of the Corporations, dated April 4, 2012, April 10, 2012, July 27, 2012, July 30, 2012, August 1, 2012, October 8, 2012 or October 9, 2012;

(d) Resolutions adopted by the unanimous written consent of the Transaction Committee of the board of directors of HD Supply, Inc., a Delaware corporation (“HD Supply”), dated April 5, 2012 and April 10, 2012;

(e) Resolutions adopted by the unanimous written consent of the Transaction Committee of the board of directors of HD Supply, dated August 1, 2012;

(f) Resolutions adopted by the unanimous written consent of the Transaction Committee of the board of directors of HD Supply, dated October 9, 2012;

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(g) Each of the documents listed on Schedule D attached hereto (collectively, the “LLC Certificates”), as filed in the office of the Secretary of State;

(h) Each of the documents listed on Schedule E attached hereto (each, an “LLC Agreement”);

(i) Resolutions adopted by the unanimous written consent of the sole member or the sole member and the sole manager, as applicable, of each of the LLCs, each dated April 10, 2012, July 30, 2012, August 1, 2012 or October 9, 2012;

(j) The Indenture, dated as of April 12, 2012, among HD Supply, as issuer, the other Companies (as defined below) (other than LBM Holdings, LLC, a Delaware limited liability company (“LBM”)), the other Subsidiary Guarantors (as defined therein) party thereto and Wilmington Trust, National Association, a national banking association (“Wilmington Trust”), as trustee (in such capacity, the “First Lien Trustee”) and as Note Collateral Agent (as defined therein), as supplemented by the First Supplemental Indenture thereto, dated as of April 12, 2012, among HD Supply, as issuer, the other Companies (other than LBM), the other Subsidiary Guarantors (as defined therein) party thereto and the First Lien Trustee, as supplemented by the Second Supplemental Indenture thereto, dated as of July 27, 2012, among Varsity AP Holding Corporation, a Georgia corporation, GCP Amerifile Coinvest Inc., a Delaware corporation, Varsity AP Holdings LLC, a Delaware limited liability company, Amerifile, LLC, a Delaware limited liability company, Peachtree Business Products, LLC, a Delaware limited liability company, AP RE LLC (collectively, the “Subsequent Guarantors”), HD Supply and the First Lien Trustee, as supplemented by the Third Supplemental Indenture thereto, dated as of August 2, 2012, among HD Supply, as issuer, the other Companies (other than LBM), the other Subsidiary Guarantors (as defined therein) party thereto and the First Lien Trustee (as so supplemented, the “First Lien Indenture”);

(k) The Indenture, dated as of April 12, 2012, among HD Supply, as issuer, the other Companies (other than LBM), the other Subsidiary Guarantors (as defined therein) party thereto and Wilmington Trust, as trustee (in such capacity, the “Second Lien Trustee”) and as Note Collateral Agent (as defined therein), as supplemented by the First Supplemental Indenture thereto, dated as of April 12, 2012, among HD Supply, as issuer, the other Companies (other than LBM), the other Subsidiary Guarantors (as defined therein) party thereto and the Second Lien Trustee, as supplemented by the Second Supplemental Indenture thereto, dated as of July 27, 2012, among the Subsequent Guarantors, HD Supply and the Second Lien Trustee (as so supplemented, the “Second Lien Indenture”);

(l) The Indenture, dated as of October 15, 2012, among HD Supply, as issuer, the other Companies, the other Subsidiary Guarantors (as defined therein) party thereto and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Unsecured Notes Trustee”), as supplemented by the First Supplemental Indenture thereto, dated as of October 15, 2012, among HD Supply, as issuer, the other Companies, the other Subsidiary

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Guarantors (as defined therein) party thereto and the Unsecured Notes Trustee (as so supplemented, the “Unsecured Notes Indenture”);

(m) A certificate of an officer of each of the Companies, each dated January 30, 2013 (collectively, the “Officer’s Certificates”), as to certain matters; and

(n) A Certificate of Good Standing for each of the Companies, each dated January 29, 2013, obtained from the Secretary of State.

The Corporations and the LLCs are hereinafter referred to collectively as the “Companies.” The First Lien Indenture, the Second Lien Indenture and the Unsecured Notes Indenture are hereinafter referred to collectively as the “Transaction Documents.”

This opinion is based upon our review of the documents listed in paragraphs (a) through (n) above and we have not reviewed any document (other than the documents listed in paragraphs (a) through (n) above) that is referred to in or incorporated by reference into any document reviewed by us. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

With respect to all documents examined by us, we have assumed that (i) all signatures on documents examined by us are genuine, (ii) all documents submitted to us as originals are authentic, (iii) all documents submitted to us as copies conform with the original copies of those documents, and (iv) the documents, in the forms submitted to us for our review, have not been and will not be altered or amended in any respect material to our opinions expressed herein.

For purposes of this opinion, we have assumed (i) that any amendment or restatement of any document reviewed by us or referred to herein has been accomplished in accordance with, and was permitted by, the relevant provisions of said document prior to its amendment or restatement from time to time, (ii) except to the extent provided in paragraphs 1 and 5 below, the due organization, formation or creation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization, formation or creation, (iii) the legal capacity of natural persons who are signatories

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to the documents examined by us, including that all of the directors of Facilities (as defined in Schedule C attached hereto) are at least 18 years of age, (iv) except to the extent provided in paragraphs 2 and 6 below, that each of the parties to the documents examined by us has the power and authority to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraphs 3, 4, 7 and 8 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) that the execution, delivery and performance by HSI (as defined in Schedule C attached hereto) of the Transaction Documents will not cause HSI to be located in or to conduct its business activities within the United States of America, and (vii) that each of the Companies is a direct or indirect wholly-owned subsidiary of HDS Investment Holding, Inc. and that the execution, delivery and performance by each of the Corporations of the Transaction Documents to which it is a party are necessary and convenient to the conduct, promotion or attainment of the business of such Corporation. We have not participated in the preparation of any offering material relating to the Companies and assume no responsibility for the contents of any such material.

This opinion is limited to the laws of the State of Delaware (excluding the insurance, securities and blue sky laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder that are currently in effect. In rendering the opinions set forth herein, we express no opinion concerning (i) the creation, attachment, perfection or priority of any security interest, lien or other encumbrance, or (ii) the nature or validity of title to any property.

Based upon the foregoing, and upon our examination of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

1. Each of the Corporations has been duly incorporated and is validly existing in good standing as a corporation under the General Corporation Law of the State of Delaware (8 Del. C. § 101, et seq.) (the “General Corporation Law”).

2. Each of the Corporations has all necessary corporate power and authority under the General Corporation Law and under its respective Certificate of Incorporation and Bylaws to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

3. The execution and delivery by each of the Corporations of the Transaction Documents to which it is a party, and the performance by each of the Corporations of its obligations thereunder, have been duly authorized by all necessary corporate action on the part of such Corporation under the General Corporation Law and under its respective Certificate of Incorporation and Bylaws.

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4. Each of the Corporations has duly executed and delivered the Transaction Documents to which it is a party under the General Corporation Law and under its respective Certificate of Incorporation and Bylaws.

5. Each of the LLCs has been duly formed and is validly existing in good standing as a limited liability company under the Delaware Limited Liability Company Act (6 Del. C. § 18-101, et seq.) (the “LLC Act”).

6. Each of the LLCs has all necessary limited liability company power and authority under the LLC Act and under its respective LLC Agreement to execute and deliver, and to perform its obligations under, the Transaction Documents to which it is a party.

7. The execution and delivery by each of the LLCs of the Transaction Documents to which it is a party, and the performance by each of the LLCs of its obligations thereunder, have been duly authorized by all necessary limited liability company action on the part of such LLC under the LLC Act and under its respective LLC Agreement.

8. Each of the LLCs has duly executed and delivered the Transaction Documents to which it is a party under the LLC Act and under its respective LLC Agreement.

The opinions expressed above are subject to the following additional assumptions, qualifications, limitations and exceptions:

A. We note that notwithstanding any covenants to the contrary contained in the Transaction Documents: (i) the stockholders of any of the Corporations may dissolve such Corporation under Section 275(c) of the General Corporation Law upon the consent of all the stockholders entitled to vote thereon; (ii) a stockholder owning at least 90% of the outstanding shares of each class of stock of any of the Corporations entitled to vote thereon may effect a merger with such Corporation under Sections 253 and 267 of the General Corporation Law; (iii) the stockholders of each of the Corporations may amend the Bylaws of such Corporation; and (iv) a member or manager of any of the LLCs has the right or power to apply to or petition a court to decree a dissolution of such LLC pursuant to Section 18-802 of the LLC Act.

B. We express no opinion as to purported waivers of any statutory or other rights, court rules and defenses to obligations where such waivers (i) are against public policy or (ii) constitute waivers of rights which by law, regulation or judicial decision may not otherwise be waived.

C. The opinions expressed in paragraphs 4 and 8 above are based solely upon our review of the Officer’s Certificates and counterpart signature pages to the Transaction Documents.

We understand that you will rely as to matters of Delaware law upon this opinion in connection with the matters set forth herein. In connection with the foregoing, we hereby

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consent to your relying as to matters of Delaware law upon this opinion, subject to the understanding that the opinions rendered herein are given on the date hereof and such opinions are rendered only with respect to facts existing on the date hereof and laws, rules and regulations currently in effect. We also consent to Debevoise & Plimpton LLP’s relying as to matters of Delaware law upon this opinion in connection with an opinion to be rendered by it on the date hereof. Furthermore, we consent to the filing of this opinion with the Securities and Exchange Commission as an exhibit to the Registration Statement on Form S-4, relating to the Offer to Exchange $1,250,000,000 Outstanding 8.125% Senior Secured First Priority Notes of HD Supply due 2019 for $1,250,000,000 Registered 8.125% Senior Secured First Priority Notes of HD Supply due 2019 (the “First Priority Notes”), $675,000,000 Outstanding 11.00% Senior Secured Second Priority Notes of HD Supply due 2020 for $675,000,000 Registered 11.00% Senior Secured Second Priority Notes of HD Supply due 2020 (the “Second Priority Notes”) and $1,000,000,000 Outstanding 11.50% Senior Notes of HD Supply due 2020 for $1,000,000,000 Registered 11.50% Senior Notes of HD Supply due 2020 (the “Senior Notes” and, together with the First Priority Notes and the Second Priority Notes, the “Notes”), as proposed to be filed by HD Supply and the other registrants thereunder with the Securities and Exchange Commission on or about the date hereof. In giving the foregoing consent, we do not thereby admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended, or the rules and regulations of the Securities and Exchange Commission thereunder.

Very truly yours,

/s/ Richards, Layton & Finger, P.A.

SXL/MYK/AWS

Schedule A

Brafasco Holdings, Inc.

Brafasco Holdings II, Inc.

HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC.

HD Supply Facilities Maintenance Group, Inc.

HD Supply GP & Management, Inc.

HD Supply, Inc.

HD Supply Support Services, Inc.

HD Supply Utilities Group, Inc.

HD Supply Waterworks Group, Inc.

HSI IP, Inc.

WHITE CAP CONSTRUCTION SUPPLY, INC.

Schedule B

HD Builder Solutions Group, LLC

HD Supply Distribution Services, LLC

HD Supply Repair & Remodel, LLC

LBM Holdings, LLC

ProValue, LLC

Schedule C

1. The Certificate of Incorporation of Brafasco Holdings, Inc., a Delaware corporation (“Brafasco”), dated August 2, 2000, as filed in the office of the Secretary of State on August 16, 2000, as corrected by the Corrected Certificate of Incorporation of Brafasco, dated August 17, 2000, as filed in the office of the Secretary of State on August 17, 2000, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Brafasco, dated July 10, 2006, as filed in the office of the Secretary of State on July 21, 2006, as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007, as corrected by the Certificate of Correction to the Certificate of Incorporation of Brafasco, dated February 28, 2010, as filed in the office of the Secretary of State on January 29, 2010, and as amended by the Certificate of Amendment of Certificate of Incorporation of Brafasco, dated March 17, 2010, as filed in the office of the Secretary of State on March 17, 2010.

2. The Certificate of Incorporation of Brafasco Holdings II, Inc., a Delaware corporation (“Brafasco II”), dated August 17, 2004, as filed in the office of the Secretary of State on August 17, 2004, as amended and restated by the Amended and Restated Certificate of Incorporation of Brafasco II, dated December 30, 2004, as filed in the office of the Secretary of State on December 30, 2004, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Brafasco II, dated July 10, 2006, as filed in the office of the Secretary of State on July 21, 2006, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office of Brafasco II, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

3. The Certificate of Incorporation of HD SUPPLY CONSTRUCTION SUPPLY GROUP, INC., a Delaware corporation (“Construction”), dated November 20, 1996, as filed in the office of the Secretary of State on November 22, 1996, as amended by the Certificate of Designation, Preferences and Rights for Senior Redeemable Preferred Stock, dated as of February 24, 1997, as filed in the office of the Secretary of State on February 24, 1997, as amended by the Certificate of Designations, Preferences and Rights for Series A-1 and Series A-2 Convertible Preferred Stock, dated as of February 24, 1997, as filed in the office of the Secretary of State on February 24, 1997, as further amended by the Certificate of Designation, Preferences and Rights for Series B Convertible Preferred Stock, dated as of June 18, 1997, as filed in the office of the Secretary of State on June 24, 1997, as amended and restated by the Restated Certificate of Incorporation of Construction, dated October 24, 1997, as filed in the office of the Secretary of State on October 24, 1997, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Construction, dated January 10, 1998, as filed in the office of the Secretary of State on January 20, 1998, as further amended by the Certificate of Merger of WC Recapitalization Corp. with and into Construction, dated March 10, 2000, as filed in the office of the Secretary of State on March 10, 2000, as further amended by the Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of 10% Junior Cumulative Preferred Stock and Qualifications, Limitations and Restrictions Thereof, dated March 10, 2000, as filed in the office of the Secretary of State on March 10, 2000, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated July 21, 2000, as filed in the office of the Secretary of State on July 21, 2000, as amended and restated by the Restated Certificate of Incorporation of Construction,

dated July 28, 2000, as filed in the office of the Secretary of State on July 28, 2000, as amended by the Certificate of Amendment of Restated Certificate of Incorporation of Construction, dated November 4, 2003, as filed in the office of the Secretary of State on November 4, 2003, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated January 28, 2004, as filed in the office of the Secretary of State on January 30, 2004, as further amended by the Certificate of Ownership and Merger Merging Bottle Acquisition Company into Construction, dated May 28, 2004, as filed in the office of the Secretary of State on May 28, 2004, as further amended by the Certificate of Change of Location of Registered Agent and/or Registered Office of Construction, dated February 28, 2006, as filed in the office of the Secretary of State on March 1, 2006, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated July 10, 2006, as filed in the office of the Secretary of State on July 24, 2006, as further amended by the Certificate of Merger of Hughes Building Materials Group, Inc. into Construction, dated December 21, 2006, as filed in the office of the Secretary of State on December 27, 2006, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

4. The Certificate of Incorporation of HD Supply Facilities Maintenance Group, Inc., a Delaware corporation (“Facilities”), dated December 13, 1999, as filed in the office of the Secretary of State on December 13, 1999, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Facilities, dated July 10, 2006, as filed in the office of the Secretary of State on July 21, 2006, as further amended by the Certificate of Merger of Hughes Plumbing Group, Inc. into Facilities, dated December 21, 2006, as filed in the office of the Secretary of State on December 27, 2006, as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007, and as further amended by the Certificate of Merger of HD Supply Facilities Maintenance Group, Inc. with and into Facilities, dated as of March 1, 2012, as filed in the office of the Secretary of State on March 1, 2012.

5. The Certificate of Incorporation of HD Supply GP & Management, Inc., a Delaware corporation (“GP”), dated May 6, 1996, as filed in the office of the Secretary of State on May 6, 1996, as amended by the Certificate of Merger of HSI Corp. with and into GP, dated as of January 31, 2003, as filed in the office of the Secretary of State on January 31, 2003, as further amended by the Certificate of Amendment of Certificate of Incorporation of GP, dated November 19, 2004, as filed in the office of the Secretary of State on November 19, 2004, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of GP, dated August 7, 2006, as filed in the office of the Secretary of State on August 8, 2006, as further amended by the Certificate of Amendment of Certificate of Incorporation of GP, dated October 24, 2006, as filed in the office of the Secretary of State on October 25, 2006, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

6. The Certificate of Incorporation of HD Supply, Inc., a Delaware corporation (“HD Supply”), dated August 31, 2007, as filed in the office of the Secretary of State on August 31, 2007, as amended by the Certificate of Change of Registered Office and/or Registered Agent, dated February 13, 2008 as filed in the office of the Secretary of State on February 13, 2008.

7. The Certificate of Incorporation of HD Supply Support Services, Inc., a Delaware corporation (“Support”), dated December 6, 2001, as filed in the office of the Secretary of State on December 6, 2001, as amended by the Certificate of Amendment of Certificate of Incorporation of Support, dated January 30, 2007, as filed in the office of the Secretary of State on January 30, 2007, as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007, as further amended by the Certificate of Amendment of Certificate of Incorporation of Support, dated October 3, 2008, as filed in the office of the Secretary of State on October 6, 2008, as further amended by the Certificate of Amendment of Certificate of Incorporation of Support, dated February 10, 2009, as filed in the office of the Secretary of State on February 10, 2009, and as amended and restated by the Restated Certificate of Incorporation of Support, dated as of May 4, 2009, as filed in the office of the Secretary of State on May 4, 2009.

8. The Certificate of Incorporation of HD Supply Utilities Group, Inc., a Delaware corporation (“Utilities”), dated July 23, 1997, as filed in the office of the Secretary of State on July 24, 1997, as corrected by the Certificate of Correction Filed to Correct a Certain Error in the Certificate of Incorporation of Utilities, dated July 29 1997, as filed in the office of the Secretary of State on July 29, 1997, as amended by the Certificate of Amendment of Certificate of Incorporation of Utilities, dated June 11, 1999, as filed in the office of the Secretary of State on June 15, 1999, as further amended by the Certificate of Amendment of Certificate of Incorporation of Utilities, dated August 16, 2000, as filed in the office of the Secretary of State on August 17, 2000, as further amended by the Certificate of Amendment of Certificate of Incorporation of Utilities, dated May 7, 2002, as filed in the office of the Secretary of State on June 6, 2002, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of Utilities, dated February 19, 2003, as filed in the office of the Secretary of State on February 28, 2003, as further amended by the Certificate of Amendment of Certificate of Incorporation of Utilities, dated December 21, 2004, as filed in the office of the Secretary of State on December 31, 2004, as further amended by the Certificate of Merger of TEVSCO, Inc. and Utilities, dated as of October 1, 2005, as filed in the office of the Secretary of State on October 5, 2005, as further amended by the Certificate of Amendment of Certificate of Incorporation of Utilities, dated October 24, 2006, as filed in the office of the Secretary of State on October 25, 2006, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

9. The Certificate of Incorporation of HD Supply Waterworks Group, Inc., a Delaware corporation (“Waterworks”), dated as of September 5, 2002, as filed in the office of the Secretary of State on September 5, 2002, as amended and restated by the Restated Certificate of Incorporation of Waterworks, dated as of October 7, 2002, as filed in the office of the Secretary of State on October 7, 2002, as amended by the Certificate of Ownership and Merger merging National Waterworks Holdings, Inc. into Waterworks, dated August 26, 2005, as filed in the office of the Secretary of State on August 26, 2005, as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 2, 2005, as filed in the office of the Secretary of State on December 5, 2005, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated July 10, 2006, as filed in the office of the Secretary of State on July 24, 2006, as further amended by the Certificate of

Amendment of Certificate of Incorporation of Waterworks, dated October 24, 2006, as filed in the office of the Secretary of State on October 25, 2006, as further amended by the Agreement of Merger of Ohio Water & Waste Supply Company, Inc. with and into Waterworks, dated as of February 9, 2007, as filed in the office of the Secretary of State on February 12, 2007, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

10. The Certificate of Incorporation of HSI IP, Inc., a Delaware corporation (“HSI”), dated as of January 16, 2003, as filed in the office of the Secretary of State on January 16, 2003, as amended and restated by the Amended and Restated Certificate of Incorporation of HSI, dated as of April 28, 2005, as filed in the office of the Secretary of State on April 29, 2005, as amended by the Certificate of Change of Location of Registered Office and of Registered Agent of HSI, dated January 31, 2007, as filed in the office of the Secretary of State on January 31, 2007, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

11. The Certificate of Incorporation of WHITE CAP CONSTRUCTION SUPPLY, INC., a Delaware corporation (“White Cap”), dated September 22, 1998, as filed in the office of the Secretary of State on September 22, 1998, as amended by the Certificate of Merger of White Cap Industries Corp. and White Cap, dated December 31, 1998, as filed in the office of the Secretary of State on March 26, 1999, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent, dated January 5, 2000, as filed in the office of the Secretary of State on January 7, 2000, as further amended by the Certificate of Merger of Contractors Source, Inc. into White Cap, dated July 31, 2003, as filed in the office of the Secretary of State on August 7, 2003, as further amended by the Certificate of Change of Registered Agent and Registered Office, dated January 28, 2004, as filed in the office of the Secretary of State on January 30, 2004, as further amended by the Certificate of Amendment of Certificate of Incorporation of White Cap, dated February 12, 2004, as filed in the office of the Secretary of State on March 1, 2004, as further amended by the Certificate of Ownership and Merger Merging Kel-Welco Distribution, Inc. into White Cap, dated March 23, 2004, as filed in the office of the Secretary of State on April 7, 2004, as further amended by the Certificate of Ownership and Merger Merging Procontractor.net, Inc. into White Cap, dated April 26, 2004, as filed in the office of the Secretary of State on May 27, 2004, as further amended by the Certificate of Merger of Southwest Rebar Fabricators & Accessories, Inc. into White Cap, dated November 7, 2005, as filed in the office of the Secretary of State on November 7, 2005, as further amended by the Certificate of Change of Location of Registered Office and of Registered Agent of White Cap, dated July 10, 2006, as filed in the office of the Secretary of State on July 24, 2006, and as further amended by the Certificate of Change of Registered Agent and/or Registered Office, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

Schedule D

1. The Certificate of Formation of HD Builder Solutions Group, LLC, a Delaware limited liability company (“Solutions”), dated December 19, 2007, as filed in the office of the Secretary of State on December 21, 2007.

2. The Certificate of Formation of HD Supply Distribution Services, LLC, a Delaware limited liability company (“Distribution”), dated as of May 17, 2005, as filed in the office of the Secretary of State on May 17, 2005, as amended by the Certificate of Amendment to the Certificate of Formation of Distribution, dated June 30, 2005, as filed in the office of the Secretary of State on June 30, 2005, as further amended by the Certificate of Amendment to Certificate of Formation of Distribution, dated July 10, 2006, as filed in the office of the Secretary of State on July 24, 2006, as further amended by the Certificate of Amendment to Certificate of Formation of Distribution, dated October 24, 2006, as filed in the office of the Secretary of State on October 25, 2006, and as further amended by the Certificate of Amendment, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

3. The Certificate of Formation of HD Supply Repair & Remodel, LLC, a Delaware limited liability company (“Repair”), dated April 1, 2005, as filed in the office of the Secretary of State on April 1, 2005, as amended by the Certificate of Amendment, dated June 30, 2005, as filed in the office of the Secretary of State on June 30, 2005, as further amended by the Certificate of Amendment, dated November 30, 2005, as filed in the office of the Secretary of State on December 5, 2005, as further amended by the Certificate of Amendment to Certificate of Formation of Repair, dated July 10, 2006, as filed in the office of the Secretary of State on July 24, 2006, as further amended by the Certificate of Amendment to Certificate of Formation of Repair, dated October 24, 2006, as filed in the office of the Secretary of State on October 25, 2006, and as further amended by the Certificate of Amendment, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

4. The Certificate of Formation of LBM Holdings, LLC, a Delaware limited liability company (“LBM”), dated as of September 14, 2012, as filed in the office of the Secretary of State on September 14, 2012, together with the Certificate of Merger of Cox Lumber Co., a Florida corporation, with and into LBM, dated September 18, 2012, as filed in the office of the Secretary of State on September 18, 2012.

5. The Certificate of Formation of ProValue, LLC, a Delaware limited liability company (“ProValue”), dated June 14, 2004, as filed in the office of the Secretary of State on June 14, 2004, as amended by the Certificate of Amendment to Certificate of Formation of ProValue, dated November 16, 2004, as filed in the office of the Secretary of State on November 16, 2004, and as further amended by the Certificate of Amendment, dated December 4, 2007, as filed in the office of the Secretary of State on December 4, 2007.

Schedule E

1. The Limited Liability Company Agreement of Solutions, dated as of December 19, 2007, executed by HD Supply Holdings, LLC, a Florida limited liability company (“HDSH”).

2. The Limited Liability Company Agreement of Distribution, dated as of June 9, 2005, executed by HD Supply, Inc. (formerly known as The Home Depot Supply, Inc.), a Texas corporation (“HD Texas”), as sole member, as amended by the Member’s Interest Assignment Agreement, dated as of December 21, 2006, between HD Texas, as assignor, and HDSH, as assignee, and as amended and restated by the Amended and Restated Limited Liability Company Agreement of Distribution, dated as of January 29, 2007, executed by HDSH, as sole member.

3. The Limited Liability Company Agreement of Repair, dated as of April 1, 2005, executed by HD Texas, as sole member, as amended by the Member’s Interest Assignment Agreement, dated as of December 21, 2006, between HD Texas, as assignor, and HDSH, as assignee, and as amended and restated by the Amended and Restated Limited Liability Company Agreement of Repair, dated as of January 29, 2007, executed by HDSH, as sole member.

4. The Limited Liability Company Agreement of LBM, dated as of September 18, 2012, entered into by HDSH, as the sole member.

5. The Limited Liability Company Agreement of ProValue, dated as of June 14, 2004, by HD Supply Support Services, Inc. (formerly known as Hughes Supply Shared Services, Inc.), a Delaware corporation (“Support”), as sole member, as amended by Amendment No. 1 thereto, dated as of August 30, 2007, by Support, as sole member.